EXHIBIT 2
         to SCHEDULE 13D


                                                                  EXECUTION COPY

================================================================================





                            STOCK PURCHASE AGREEMENT

                                  by and among

                              AT HOME CORPORATION,

                       GENERAL ATLANTIC PARTNERS 74, L.P.,

                                  GAPSTAR, LLC

                                       AND

                       GAP COINVESTMENT PARTNERS II, L.P.





                            ------------------------

                           Dated as of August 31, 2001

                            ------------------------





================================================================================

                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
                                                                            ----


ARTICLE I         DEFINITIONS..................................................1
         1.1      Definitions..................................................1

ARTICLE II        PURCHASE AND SALE OF COMMON STOCK............................3
         2.1      Purchase and Sale of Common Stock............................3
         2.2      Closing......................................................3

ARTICLE III       REPRESENTATIONS AND WARRANTIES OF THE SELLER.................4
         3.1      Existence and Power; Capacity................................4
         3.2      Authorization; No Contravention..............................4
         3.3      Title to Purchased Shares....................................4
         3.4      Governmental Authorization; Third Party Consents.............4
         3.5      Binding Effect...............................................5
         3.6      Litigation...................................................5
         3.7      Compliance with Laws.........................................5
         3.8      No Default or Breach.........................................5
         3.9      Private Offering.............................................5
         3.10     Broker's, Finder's or Similar Fees...........................5

ARTICLE IV        REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.............5
         4.1      Existence and Power..........................................5
         4.2      Authorization; No Contravention..............................6
         4.3      Governmental Authorization; Third Party Consents.............6
         4.4      Binding Effect...............................................6
         4.5      Broker's, Finder's or Similar Fees...........................6

ARTICLE V         CONDITIONS TO THE OBLIGATION OF THE PURCHASERS TO CLOSE......6
         5.1      Purchased Shares.............................................7
         5.2      Opinion of Counsel...........................................7

ARTICLE VI        CONDITIONS TO THE OBLIGATION OF THE SELLER TO CLOSE..........7
         6.1      Payment of Purchase Price....................................7

ARTICLE VII       AFFIRMATIVE COVENANTS........................................7
         7.1      Cooperation..................................................7

ARTICLE VIII      MISCELLANEOUS................................................7
         8.1      Survival of Representations and Warranties.  ................7
         8.2      Notices......................................................8
         8.3      Successors and Assigns; Third Party Beneficiaries............8

         8.4      Amendment and Waiver.........................................8
         8.5      Counterparts.................................................9
         8.6      Headings.....................................................9
         8.7      Governing Law................................................9
         8.8      Severability.................................................9
         8.9      Rules of Construction........................................9
         8.10     Entire Agreement.............................................9
         8.11     Fees........................................................10
         8.12     Publicity; Confidentiality..................................10
         8.13     Further Assurances..........................................10

                            STOCK PURCHASE AGREEMENT

                  STOCK PURCHASE AGREEMENT, dated as of August 31, 2001 (this "AGREEMENT"), by and among At Home Corporation (the "SELLER"), General Atlantic Partners 74, L.P., a Delaware limited partnership ("GAP LP"), GapStar, LLC, a Delaware limited liability company ("GAPSTAR"), and GAP Coinvestment Partners II, L.P., a Delaware limited partnership ("GAP COINVESTMENT" and, together with GAP LP and GapStar, the "PURCHASERS").

                  WHEREAS, upon the terms and conditions set forth in this Agreement, the Seller proposes to sell to (a) GAP LP, for an aggregate purchase price of $626,277.12, an aggregate of 340,368 shares of common stock, par value $.000225 per share, of the Company (the "COMMON STOCK"), (b) GAP Coinvestment, for an aggregate purchase price of $87,009.92, an aggregate of 47,288 shares of Common Stock and (c) GapStar, for an aggregate purchase price of $47,552.96, an aggregate of 25,844 shares of Common Stock.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

                  1.1 DEFINITIONS. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

                  "AFFILIATE" shall mean any Person who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act. In addition, the following shall be deemed to be Affiliates of GAP Coinvestment, GAP LP and GapStar: (a) GAP LLC, the members of GAP LLC, the limited partners of GAP Coinvestment and the limited partners of GAP LP; (b) any Affiliate of GAP LLC, the members of GAP LLC, the limited partners of GAP Coinvestment or the limited partners of GAP LP; and (c) any limited liability company or partnership a majority of whose members or partners, as the case may be, are members or former members of GAP LLC or consultants or key employees of General Atlantic Service Corporation, a Delaware corporation and an Affiliate of GAP LLC. In addition, GAP LP, GAP Coinvestment and GapStar shall be deemed to be Affiliates of one another.

                  "AGREEMENT" means this Agreement as the same may be amended, supplemented or modified in accordance with the terms hereof.

                  "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

                  "CLAIMS" has the meaning set forth in Section 3.6 of this Agreement.

                  "CLOSING" has the meaning set forth in Section 2.2 of this Agreement.

                  "CLOSING DATE" has the meaning set forth in Section 2.2 of this Agreement.

                  "COMMON STOCK" has the meaning set forth in the recitals to this Agreement.

                  "COMPANY" means Tickets.com, Inc, a Delaware corporation.

                  "CONTRACTUAL OBLIGATIONS" means, as to any Person, any provision of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument to which such Person is a party or by which it or any of its property is bound.

                  "GAP COINVESTMENT" has the meaning set forth in the preamble to this Agreement.

                  "GAP LLC" means General Atlantic Partners, LLC, a Delaware limited liability company and the general partner of GAP LP, and any successor to such entity.

                  "GAP LP" has the meaning set forth in the preamble to this Agreement.

                  "GAPSTAR" has the meaning set forth in the preamble to this Agreement.

                  "GOVERNMENTAL AUTHORITY" means the government of any nation, state, city, locality or other political subdivision thereof, any authorized entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "INDEMNIFIED PARTY" has the meaning set forth in Section 7.1 of this Agreement.

                  "INDEMNIFYING PARTY" has the meaning set forth in Section 7.1 of this Agreement.

                  "LIEN" means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or other security interest (excluding preferred stock and equity related preferences).

                  "LOSSES" has the meaning set forth in Section 7.1 of this Agreement.

                  "ORDERS" has the meaning set forth in Section 3.2 of this Agreement.

                  "PERSON" means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

                  "PURCHASED SHARES" has the meaning set forth in Section 2.1 of this Agreement.

                  "PURCHASERS" has the meaning set forth in the preamble to this Agreement.

                  "REQUIREMENTS OF LAW" means, as to any Person, any law, statute, treaty, rule, regulation, qualification, license or franchise or determination of an arbitrator or a court or other Governmental Authority or stock exchange, in each case applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject or pertaining to any or all of the transactions contemplated or referred to herein.

                  "SELLER" has the meaning set forth in the preamble to this Agreement.

                                   ARTICLE II

                        PURCHASE AND SALE OF COMMON STOCK
                        ---------------------------------

                  2.1 PURCHASE AND SALE OF COMMON STOCK. Subject to the terms and conditions herein set forth, the Seller agrees to sell to each Purchaser, and each Purchaser severally agrees to purchase from the Seller, on the Closing Date the number of shares of Common Stock set forth opposite such Purchaser's name on SCHEDULE 2.1 hereto, for the aggregate purchase price set forth opposite such Purchaser's name on SCHEDULE 2.1 hereto (all of the shares of Common Stock being purchased pursuant hereto being referred to herein as the "PURCHASED SHARES").

                  2.2 CLOSING. The closing of the sale and purchase of the Purchased Shares (the "CLOSING") shall take place at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, at 10:00 a.m., local time, on the date hereof, or at such other time, place and date that the Seller and the Purchasers may agree in writing (the "CLOSING DATE"). On the Closing Date (a) the Seller shall deliver to each of the Purchasers a certificate or certificates representing the Purchased Shares being purchased by such Purchaser from such Seller, duly endorsed in blank or accompanied by a duly executed stock power, in proper form for transfer, (b) each Purchaser will deliver to such Seller the aggregate purchase price therefor by wire transfer of immediately available funds and (c) the Company shall (i) register the purchase of the Purchased Shares by the Purchasers pursuant to this Agreement and (ii) in exchange for the certificates delivered to each Purchaser by each Seller pursuant to the preceding clause (a), deliver to each Purchaser a certificate registered on the Company's stock ledger in the name of such Purchaser representing the aggregate number of Purchased Shares being purchased by such Purchaser under this Agreement.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                                  OF THE SELLER
                                  -------------

                  The Seller hereby represents and warrants to each of the Purchasers as follows:

                  3.1 EXISTENCE AND POWER; CAPACITY. Seller (a) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and (b) has all requisite power and authority to execute, deliver and perform its obligations under this Agreement.

                  3.2 AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by the Seller of this Agreement and the transactions contemplated hereby, including, without limitation, the sale of the Purchased Shares by the Seller (a) have been duly authorized by all necessary action and do not contravene the terms of such Seller's Certificate of Incorporation, as amended, and by-laws, as amended, in each case as in effect on the date hereof;
(b) except as set forth on SCHEDULE 3.2 attached hereto, do not violate, conflict with or result in any breach or contravention of, or the creation of any Lien under, any Contractual Obligation of such Seller, or any Requirement of Law applicable to such Seller, including federal or state securities laws, which would have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement; and (c) do not violate any judgment, injunction, unit, award, decree or order of any nature of any Governmental Authority (collectively, "ORDERS") against, or binding upon, such Seller.

                  3.3 TITLE TO PURCHASED SHARES. The Seller owns beneficially and of record the Purchased Shares and has good and valid title to the Purchased Shares, free and clear of all Liens, except as set forth on
SCHEDULE 3.2 attached hereto. Such Seller has the unrestricted power and authority to transfer the Purchased Shares to the Purchasers. Upon delivery to the Purchasers of the stock certificates representing such Seller's Purchased Shares and payment therefor, the Purchasers shall acquire good and valid title to such Purchased Shares, free and clear of all Liens, other than those created by the Purchasers and as set forth on SCHEDULE 3.2 attached hereto.

                  3.4 GOVERNMENTAL AUTHORIZATION; THIRD PARTY CONSENTS. Except as set forth on SCHEDULE 3.2 attached hereto, no approval, consent, compliance, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under a Requirement of Law is necessary or required in connection with the execution, delivery or performance (including, without limitation, the sale and delivery of the Purchased Shares), by or enforcement against such Seller of this Agreement or the transactions contemplated hereby, except for such subsequent filings under applicable securities laws as may be required in connection with the transactions contemplated hereby.

                  3.5 BINDING EFFECT. This Agreement has been duly executed and delivered by the Seller, and this Agreement constitutes the legal, valid and binding obligations of the Seller, enforceable against the Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

                  3.6 LITIGATION. There are no actions, suits, proceedings, claims, complaints, disputes, arbitrations or investigations (collectively, "CLAIMS") pending or, to the knowledge of the Seller, threatened, at law, in equity, in arbitration or before any Governmental Authority against the Seller with respect to this Agreement or the transactions contemplated hereby or which would, if adversely determined, be reasonably likely to have a material adverse effect on the ability of the Seller to perform its obligations hereunder. No Order has been issued by any court or other Governmental Authority against the Seller purporting to enjoin or restrain the execution, delivery or performance of this Agreement.

                  3.7 COMPLIANCE WITH LAWS. The Seller is in compliance with all Requirements of Law and all Orders issued by any court or Governmental Authority against the Seller with respect to this Agreement and the transactions contemplated hereby.

                  3.8 NO DEFAULT OR BREACH. The Seller has not received notice of a default and is not in default under, or with respect to, any Contractual Obligation of the Seller in any respect, which, individually or together with all such defaults, could reasonably be expected to have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement.

                  3.9 PRIVATE OFFERING. No form of general solicitation or general advertising was used by the Seller or its representatives in connection with the sale of the Purchased Shares.

                  3.10 BROKER'S, FINDER'S OR SIMILAR FEES. There are no brokerage commissions, finder's fee or similar fees or commissions payable by the Seller in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Seller or any action taken by the Seller.

                                   ARTICLE IV

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS
                ------------------------------------------------

                  Each of the Purchasers hereby represents and warrants, severally and not jointly, to the Seller as follows:

                  4.1 EXISTENCE AND POWER. Such Purchaser (a) is a limited partnership, or limited liability company duly organized and validly existing under the laws of the jurisdiction of its formation and (b) has the requisite partnership or limited liability company, as the case may be, power and authority to execute, deliver and perform its obligations under this Agreement.

                  4.2 AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by such Purchaser of this Agreement and the transactions contemplated hereby, (a) have been duly authorized by all necessary partnership or limited liability company, as the case may be, action, (b) do not contravene the terms of such Purchaser's organizational documents, or any amendment thereof, and (c) do not violate, conflict with or result in any breach or contravention of, or the creation of any Lien under, any Contractual Obligation of such Purchaser or any Requirement of Law applicable to such Purchaser (except for the Lien created on the Purchased Shares purchased by GapStar to secure its obligations under a bona fide loan made to acquire such Purchased Shares), and (d) do not violate any Orders of any Governmental Authority against, or binding upon, such Purchaser.

                  4.3 GOVERNMENTAL AUTHORIZATION; THIRD PARTY CONSENTS. No approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under any Requirement of Law, is necessary or required in connection with the execution, delivery or performance (including, without limitation, the purchase of the Purchased Shares) by, or enforcement against, such Purchaser of this Agreement or the transactions contemplated hereby.

                  4.4 BINDING EFFECT. This Agreement has been duly executed and delivered by such Purchaser and constitutes the legal, valid and binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

                  4.5 BROKER'S, FINDER'S OR SIMILAR FEES. There are no brokerage commissions, finder's fees or similar fees or commissions payable by such Purchaser in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with such Purchaser or any action taken by such Purchaser.

                                    ARTICLE V

                          CONDITIONS TO THE OBLIGATION
                           OF THE PURCHASERS TO CLOSE
                           --------------------------

                  The obligation of each of the Purchasers to purchase the Purchased Shares, to pay the purchase price therefor at the Closing and to perform any obligations hereunder shall be subject to the satisfaction as determined by, or waiver by, the Purchasers of the following conditions on or before the Closing Date.

                  5.1 PURCHASED SHARES. The Seller shall have delivered to each of the Purchasers one or more stock certificates representing the Purchased Shares set forth opposite such Purchaser's name on Schedule 2.1 hereto, duly endorsed in blank or accompanied by stock powers executed in blank, in proper form for transfer with all appropriate stock transfer stamps affixed, against payment in full for such Purchased Shares.

                  5.2 OPINION OF COUNSEL. Each of the Purchasers shall have received an opinion of the Seller's internal legal counsel, dated the Closing Date, relating to the transactions contemplated by or referred to herein, substantially in the form attached hereto as EXHIBIT A.

                                   ARTICLE VI

                         CONDITIONS TO THE OBLIGATION OF
                               THE SELLER TO CLOSE
                               -------------------

                  The obligation of the Seller to sell the Purchased Shares and the obligation of the Seller to perform his other obligations hereunder shall be subject to the satisfaction as determined by, or waiver by, the Seller of the following condition on or before the Closing Date:

                  6.1 PAYMENT OF PURCHASE PRICE. Each Purchaser shall be prepared to pay the aggregate purchase price for the Purchased Shares to be purchased by such Purchaser.

                                   ARTICLE VII

                              AFFIRMATIVE COVENANTS
                              ---------------------

                  The Seller hereby covenants and agrees with the Purchasers as follows:

                  7.1 COOPERATION. The Seller shall execute and perform all such further documents and acts as the Company or any of the Purchasers may reasonably require to constitute any of the Purchasers as the legal and beneficial owner of the Purchased Shares free from all charges, liens, encumbrances and other adverse claims and interests and to give full effect to the Seller's obligations under this Agreement.

                                  ARTICLE VIII

                                  MISCELLANEOUS
                                  -------------

                  8.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All of the representations and warranties made herein shall survive the execution and delivery of this Agreement until the first anniversary of the Closing Date, except for Sections 3.1 and 3.3, which shall survive indefinitely.

                  8.2 NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

                           (a)      if to the Seller:

                                    At Home Corporation
                                    450 Broadway Street
                                    Redwood City, CA  94063
                                    Telecopy: (650) 556-3430
                                    Attention: General Counsel

                           if to the Purchasers:

                                    c/o General Atlantic Service Corporation
                                    3 Pickwick Plaza
                                    Greenwich, CT 06830
                                    Telecopy:  (203) 622-8818
                                    Attention: Matthew Nimetz

                                    with a copy to:

                                    Paul, Weiss, Rifkind, Wharton & Garrison
                                    1285 Avenue of the Americas
                                    New York, NY 10019-6064
                                    Telecopy:  (212) 757-3990
                                    Attention:  Douglas A. Cifu, Esq.

                  All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

                  8.3 SUCCESSORS AND ASSIGNS; THIRD PARTY BENEFICIARIES. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. The Seller may not assign any of its rights under this Agreement without the written consent of the Purchasers. No Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement. Except as provided in
Article VII, no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

                  8.4      AMENDMENT AND WAIVER.

                           (a)      No failure or delay on the part of the
Seller or the Purchasers in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Seller or the Purchasers at law, in equity or otherwise.

                           (b)      Any amendment, supplement or modification of
or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Seller or the Purchasers from the terms of any provision of this Agreement, shall be effective (i) only if it is made or given in writing and signed by the Seller and the Purchasers purchasing a majority of the Purchased Shares, and (ii) only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Seller in any case shall entitle the Seller to any other or further notice or demand in similar or other circumstances.

                  8.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  8.6 HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  8.7 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

                  8.8 SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

                  8.9 RULES OF CONSTRUCTION. Unless the context otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement.

                  8.10 ENTIRE AGREEMENT. This Agreement, together with the exhibits and schedules hereto, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the exhibits and schedules hereto, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  8.11 FEES. Each party shall pay its own fees and expenses incurred in connection with this Agreement or otherwise.

                  8.12 PUBLICITY; CONFIDENTIALITY. Except as may be required by applicable Requirements of Law, none of the parties hereto shall issue a publicity release or public announcement or otherwise make any disclosure concerning this Agreement, the transactions contemplated hereby or the Purchasers, without prior approval by the other parties hereto.

                  8.13 FURTHER ASSURANCES. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Stock Purchase Agreement on the date first written above.


                                   AT HOME CORPORATION


                                   By:  /s/ Terri Curtis
                                        ---------------------------------------
                                        Name:   Terri Curtis
                                        Title:  VP Finance


                                   GENERAL ATLANTIC PARTNERS 74, L.P.

                                   By:  GENERAL ATLANTIC PARTNERS, LLC
                                        its General Partner

                                   By:  /s/ William E. Ford
                                        ---------------------------------------
                                        Name:   William E. Ford
                                        Title:  A Managing Member


                                   GAPSTAR, LLC

                                   By:  GENERAL ATLANTIC PARTNERS, LLC
                                        its Managing Member

                                   By:  /s/ William E. Ford
                                        ---------------------------------------
                                        Name:   William E. Ford
                                        Title:  A Managing Member


                                   GAP COINVESTMENT PARTNERS II, L.P.

                                   By:  /s/ William E. Ford
                                        ---------------------------------------
                                        Name:   William E. Ford
                                        Title:  A Managing Member

                                   Acknowledging Section 2.2 above:

                                   TICKETS.COM, INC.



                                   By:  /s/ Craig S. Frost
                                        ---------------------------------------
                                        Name:   Craig S. Frost
                                        Title:  Vice President, General Counsel

                                                                    SCHEDULE 2.1
                                                                    ------------

                       PURCHASED SHARES AND PURCHASE PRICE
                       -----------------------------------

--------------------------------------------------------------------------------
         PURCHASER              PURCHASED SHARES                PURCHASE PRICE
--------------------------------------------------------------------------------
GAP LP                              340,368                     $  626,277.12
--------------------------------------------------------------------------------
GapStar                              25,844                     $   47,552.96
--------------------------------------------------------------------------------
GAP Coinvestment                     47,288                     $   87,009.92
--------------------------------------------------------------------------------
         Total:                     413,500                     $  760,840.00
--------------------------------------------------------------------------------